SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2007
WEBSTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
Webster Plaza, Waterbury, Connecticut 06702
(Address of principal executive offices)
Registrant’s telephone number, including area code: (203) 465-4364
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On February 14, 2007, Webster Financial Corporation issued a press release announcing that its annual meeting of shareholders will be held on April 26, 2007 at 4:00 p.m. (Eastern Standard Time) at the Courtyard by Marriott, 63 Grand Street, Waterbury, CT. That press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Description

99.1	Press release dated, February 14, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WEBSTER FINANCIAL CORPORATION
(Registrant)

By:	/s/ Harriet Munrett Wolfe
Harriet Munrett Wolfe
Executive Vice President General Counsel and Secretary

Date: February 14, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated, February 14, 2007